SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 1, 1996

                 Date of Earliest Event Reported: June 25, 1996



                           ACT TELECONFERENCING, INC.
              Exact name of registrant as specified in its charter



                                    Colorado
                  State or other jurisdiction of incorporation


         0-14731                                              84-1132665
Commission File Number                                      I.R.S. Employer
                                                           Identification No.


             1658 Cole Boulevard, Suite 162, Golden, Colorado 80401
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:               (303) 233-3500


Item 4.  Changes in Registrant's Certifying Accountants

(a)      New Independent Accountants

         (i) On June 25, 1996, the Board of Directors of the Registrant has approved the engagement of Ernst & Young LLP as its new independent accountants for the fiscal year ending December 31, 1996. During the two most recent fiscal years and through July 1, 1996 the Registrant has not consulted with Ernst & Young LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACT Teleconferencing, Inc.
                                           by /s/ Pamela S. Van Eeckhout
                                             Pamela S. Van Eeckhout, CFO


Dated: July 1, 1996